UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1345 Ave of the Americas, 2ndFloor, New York, NY 10105

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Principal Independent Accountant

On January 24, 2022, DarkPulse, Inc., a Delaware corporation (the “Company”), informed Boyle CPA, the Company’s independent registered public accounting firm (“Boyle”), of the Company’s decision (approved by the Board of Directors) to dismiss Boyle as the Company’s independent registered public accounting firm effective as of January 24, 2022. Boyle was not dismissed for any cause.

None of the reports of Boyle, on the Company's financial statements for the years ended December 31, 2020 or 2019 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, other than all such reports contained statements indicating there is substantial doubt about our ability to continue as a going concern.

There were no disagreements between the Company and Boyle, for the most recent fiscal years ended December 31, 2020 and 2019 and any subsequent interim period through January 24, 2022 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Boyle, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company provided Boyle with a copy of the disclosures in this Current Report on Form 8-K (the “Form 8-K”) prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Boyle's letter dated January 28, 2022 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Principal Independent Accountant

On January 24, 2022, the Company engaged Urish Popeck & Co., LLC (“Urish”) as the Company's independent registered public accounting firm for the year ended December 31, 2021.

During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging Urish, neither the Company nor anyone on its behalf consulted Urish regarding either: (i) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter regarding the Company that was either the subject of a disagreement or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Boyle CPA Dated January 28, 2022 Regarding Change in Certifying Accountant
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: January 28, 2022	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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